Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Company issues financial instruments with off-balance-sheet risk in the normal course of business in meeting the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments may involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the consolidated balance sheets.
The Company’s extent of involvement and maximum potential exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of these instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for financial instruments included on its consolidated balance sheets.
The allowance for credit losses associated with unfunded commitments and letters of credit is recorded within other liabilities on the consolidated balance sheets. At December 31, 2024, the allowance for credit losses for unfunded commitments was $0.9 million.
The contractual amount of off-balance-sheet financial instruments as of December 31, 2024 and 2023 is as follows:

(dollars in thousands)	2024	2023
Commitments to extend credit	$305,811	$286,939
Interest rate lock commitments	—	3,694
Forward sale commitments	—	3,779
Standby letters of credit	141,807	111,631
Total	$447,618	$406,043
Commitments
Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since certain of the commitments and letters of credit are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies, but may include accounts receivable, inventory, furniture and equipment, and real estate.
The Company has two types of commitments related to mortgage loans held for sale: interest rate lock commitments and forward loan sale commitments. Interest rate lock commitments are commitments to extend credit to a customer that has an interest rate lock and are considered derivative instruments. As of December 31, 2024, the Company elected not to record the derivatives associated with IRLCs due to the reduced volume of loans sold to the secondary market.
Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third-party. These standby letters of credit are primarily issued to support contractual obligations of the Company's customers. The approximate remaining term of standby letters of credit range from one month to five years at December 31, 2024.
Pending Litigation
The Company and its subsidiaries are defendants in various legal actions incidental to the Company's past and current business activities. Based on the Company's analysis, and considering the inherent uncertainties associated with litigation, management does not believe that it is reasonably possible that these legal actions will materially adversely affect the Company's consolidated financial condition or results of operations in the near term. The Company records a loss accrual for all legal matters for which it deems a loss is probable and can be reasonably estimated. Some legal matters, which are at early stages in the legal process, have not yet progressed to the point where a loss amount can be estimated.